UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                         Date of Report: March 3, 2006
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                          BRAVO RESOURCE PARTNERS LTD.
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                 (Name of Small Business Issuer in its charter)


    Yukon, British Columbia           0-30770                  04-3779327
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   (State of incorporation)     Commission File No.       (IRS Employer
                                                           Identification No.)

                        2993 S. Peoria Street, Suite 302
                             Aurora, Colorado 80014
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                (Address of Principal Executive Office) Zip Code


       Registrant's telephone number, including Area Code: (303) 261-1370
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Item 1.01 Entry into a Material Definitive Agreement.
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Bravo Resource Partners Ltd. (TSXV NEX-BRV.H) (the "Company") announces that on
March 3, 2006, it entered into an agreement to settle debt owed to an insider, Ernest Staggs, a director and chief financial officer of the Company. The Company has agreed to issue 1,250,000 shares at $0.08 Canadian in satisfaction of debt in the amount of $88,350 USD. All proposed transactions are subject to acceptance by the TSX Venture Exchange and other applicable regulatory approvals.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 3, 2006

                                                  BRAVO RESOURCE PARTNERS, LTD.


                                                  By: /s/ Tyrone R. Carter
                                                       ----------------------
                                                       Tyrone R. Carter
                                                       Director